UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 16, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Supertel Hospitality, Inc. previously filed a current report on Form 8-K to report on the acquisition on May 16, 2007 of 15 hotels, which are operated under the Masters Inn name, from entities in which two individuals own all or a majority of the interest. This amendment is filed to provide historical financial statements and pro forma financial information for the 15 hotels.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined financial statements for the year ended December 31, 2006 for the 15 hotels are included as Exhibit 99.1 to this report and incorporated herein by reference. The unaudited combined financial statements for the three months ended March 31, 2007 for the 15 hotels are included as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information on the acquisition of the 15 hotels is included as Exhibit 99.3 to this report and incorporated herein by reference.

(c) Exhibits.

23.1	Consent of Hancock Askew & Co. LLP

99.1	Audited combined financial statements for the year ended December 31, 2006 for the 15 hotels

99.2	Unaudited combined financial statements for the three months ended March 31, 2007 for the 15 hotels

99.3	Pro forma financial information on the acquisition of 15 hotels

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: July 30, 2007	By:	/s/ Donavon A. Heimes
	Name:	Donavon A. Heimes
	Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Hancock Askew & Co. LLP

99.1	Audited combined financial statements for the year ended December 31, 2006 for the 15 hotels

99.2	Unaudited combined financial statements for the three months ended March 31, 2007 for the 15 hotels

99.3	Pro forma financial information on the acquisition of 15 hotels